UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 14, 2009

Prospect Medical Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32203	33-0564370
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10780 Santa Monica Boulevard
Suite 400
Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 943-4500

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.01.           Completion of Acquisition or Disposition of Assets.

Effective April 14, 2009, Prospect Medical Holdings, Inc., a Delaware corporation (“PMH”), has become the owner of 71.96% of the outstanding common stock of Brotman Medical Center, Inc., a California corporation (“Brotman”).  On that date, the Second Amended Chapter 11 Plan of Reorganization (the “Plan”) of Brotman was declared effective.  PMH’s entire ownership interest in Brotman is held through its wholly-owned subsidiary, Prospect Hospital Advisory Services, Inc., a Delaware corporation (together with PMH, the “Company”).

Prior to the effectiveness of the Plan, the Company owned 33.1% of Brotman’s outstanding common stock.  Pursuant to the terms of the Plan, the Company acquired an additional 38.86% interest which brought it to its current interest of 71.96%.

The Company acquired its pre-Plan ownership interest on August 31, 2005 for a total purchase price of $1,000,000.  Pursuant to the terms of the Plan, the Company has made an additional $1,800,000 investment in Brotman and has made a commitment to invest an additional $700,000 within six months after the effective date of the Plan.

Brotman incurred significant losses before and after the Company’s initial investment and, on October 25, 2007, it filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code.  On the same date, the Company entered into an amendment to its existing consulting services agreement with Brotman.  The amendment provides for an increased level of services and responsibility.  Additionally, effective April 22, 2008, Samuel S. Lee (PMH’s CEO and Chairman of the Board) was appointed as the Chairman of the Board of Directors of Brotman.  After making the changes, Brotman has shown significant signs of financial and operational improvements.  While no assurances can be made, the Company believes that Brotman is well positioned for success following its now effective reorganization.

Additional information is provided in the press release of Prospect Medical Holdings, Inc. filed herewith and incorporated herein.

Item 9.01.           Financial Statements and Exhibits

(a)                             Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment on or before June 30, 2009.

(b)                             Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment on or before June 30, 2009.

(d)                             Exhibits.

The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release of Prospect Medical Holdings, Inc. dated April 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.

April 14, 2009	By:	/s/ Mike Heather
Name: Mike Heather
Title: Chief Financial Officer